Exhibit 10.5

Tokyo Teleport Fixed Term Building Lease Agreement

<Agreement conditions>

Lender		Tokyo Teleport Center Co., Ltd.
Borrower		Link Bit Consulting Co.,Ltd.
Building		Name	New Pier TAKESHIBA South Tower
		Location	1-16-1 Kaigan Minato-ku Tokyo
		Structure/ Number of stories	Above-ground part :steel structure, underground part: SRC
21 stories above ground, three stories below ground, 1 penthouse floor.
Room for rent		21st floor	906.60㎡
Purpose of use		Office
Rental period		1 September, 2014 - 31 August, 2015
Rent fee	Floor	Square measure(㎡)	price per square meter	Monthly Fee (Yen)	Consumption Tax/Local Consumption Tax (Yen)	Monthly Fee consumption tax included
	21st Floor	906.60	4,235	3,839,451	307,156	4,146,607
	Total	906,60	***	3,839,451	307,156	4,146,607
Common Service Fee	Floor	Square measure(㎡)	price per square meter	Monthly Fee (Yen)	Consumption Tax/Local Consumption Tax (Yen)	Monthly Fee consumption tax included
	21st Floor	906.60	1,512	1,370,779	109,662	1,480,441
	Total	906.60	***	1,370,779	109,662	1,480,441
Deposit	Floor	Square measure(㎡)	price per square meter	Total Amount (Yen)	***
	21st Floor	906.60	42,350	38,394,510
	Total	906.60	***	38,394,510
Remarks	Has Provision of contract.

For the room mentioned above, the office lease agreement under the provision of Article 38 Act on Land and Building Leases has been made and entered into by and between the lender and theborrower.

IN WITNESS WHEREOF, both parties hereto have executed this Agreement in duplicate with their signatures and seals, and each party shall retain one copy.

31 August, 2014

Lender		2-5-10 Aomi Koutou-ku Tokyo
Tokyo Teleport Center Co., Ltd.
		Representative director	Teruo Tazaki

Borrower		1-16-1 Kaigan Minato-ku Tokyo
New Pier TAKESHIBA South Tower 21F
Link Bit Consulting Co.,Ltd.
		Representative director	Takashi Ozawa